Royal Sonesta Chase Park Plaza St. Louis, MO SECOND QUARTER 2022 Supplemental Operating and Financial Data ALL AMOUNTS IN THIS REPORT ARE UNAUDITED. Exhibit 99.2 Royal Sonesta Cambridge, MA

Table of Contents

SERVICE PROPERTIES TRUST

SVC

Nasdaq Listed

CORPORATE INFORMATION

- Company Profile ... 3
- Investor Information ... 4
- Research Coverage ... 5

FINANCIALS

- Key Financial Data ... 6
- Condensed Consolidated Balance Sheets ... 7
- Condensed Consolidated Statements of Income (Loss) ... 8
- Calculation of FFO and Normalized FFO ... 9
- Calculation of EBITDA, EBITDA*re* and Adjusted EBITDA*re* ... 10
- Notes to Condensed Consolidated Statements of Income (Loss), and calculations of FFO, Normalized FFO, EBITDA, EBITDA*re*, Adjusted EBITDA*re* *and* Hotel EBITDA ... 11
- Debt Summary ... 12
- Debt Maturity Schedule ... 13
- Leverage Ratios, Coverage Ratios and Public Debt Covenants ... 14
- Capital Expenditures and Restricted Cash Activity ... 15
- Property Acquisitions and Dispositions Information Since January 1, 2022 ... 16

PORTFOLIO INFORMATION

- Portfolio Summary ... 17
- Consolidated Portfolio Diversification by Industry ... 18
- Consolidated Portfolio Geographical Diversification ... 19
- Hotel Portfolio by Brand ... 20
- Hotel Operating Statistics by Service Level - Comparable Hotels - three months ended June 30, 2022 ... 21
- Hotel Operating Statistics by Service Level - Comparable Hotels - six months ended June 30, 2022 ... 22
- Hotel Operating Statistics by Service Level - All Hotels - three months ended June 30, 2022 ... 23
- Hotel Operating Statistics by Service Level - All Hotels - six months ended June 30, 2022 ... 24
- Calculation and Reconciliation of Hotel EBITDA - Comparable Hotels ... 25
- Calculation and Reconciliation of Hotel EBITDA - All Hotels ... 26
- Net Lease Portfolio by Brand ... 27
- Net Lease Portfolio by Industry ... 28
- Net Lease Portfolio by Tenant (Top 10) ... 29
- Net Lease Portfolio Expiration Schedule ... 30
- Net Lease Portfolio Occupancy Summary ... 31

Non-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS ... 32

WARNING CONCERNING FORWARD-LOOKING STATEMENTS ... 34

Please refer to Non-GAAP Financial Measures and Certain Definitions for terms used throughout this document.

Supplemental Q2 2022 2

Company Profile

SERVICE PROPERTIES TRUST

The Company:

Service Properties Trust, or SVC, we, our or us, is a real estate investment trust, or REIT, with over $11 billion invested in two asset categories: hotels and service-focused retail net lease properties. As of June 30, 2022, SVC owns 247 hotels with over 41,000 guest rooms throughout the United States and in Puerto Rico and Canada, the majority of which are extended stay and select service. As of June 30, 2022, SVC owns 775 retail service-focused net lease properties totaling over 13 million square feet throughout United States. SVC is included in 140 market indices and comprises more than 1% of the following indices as of June 30, 2022: Bloomberg Reit Hotels Index (BBREHOTL), Invesco S&P SmallCap Financials ETF INAV Index (PSCFIV), and Invesco S&P SmallCap 600 Equal Weight ETF INAV Index (EWSCIV).

Management:

SVC is managed by The RMR Group (Nasdaq: RMR). RMR is an alternative asset management company that is focused on commercial real estate and related businesses. RMR primarily provides management services to publicly traded real estate companies, privately held real estate funds and real estate related operating businesses. As of June 30, 2022, RMR had over $37 billion of real estate assets under management and the combined RMR managed companies had approximately $12 billion of annual revenues, nearly 2,200 properties and approximately 38,000 employees. We believe that being managed by RMR is a competitive advantage for SVC because of RMR's depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services if we were self-managed.

Corporate Headquarters:

Two Newton Place
255 Washington Street, Suite 300
Newton, MA 02458-1634
(t) (617) 964-8389

Stock Exchange Listing:

Nasdaq

Trading Symbol:

Common Shares: SVC

Key Data (as of and for the three months ended June 30, 2022):
(dollars in 000s)

Total properties:		1,022
Hotels		247
Net lease properties		775
Number of hotel rooms/suites		41,166
Total net lease square feet		13,406,568
Q2 2022 Total revenues	$	515,777
Q2 2022 Net income	$	11,350
Q2 2022 Normalized FFO	$	89,158
Q2 2022 Adjusted EBITDA*re*	$	181,873

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Supplemental Q2 2022 4 Board of Trustees Laurie B. Burns Robert E. Cramer Donna D. Fraiche Independent Trustee Independent Trustee Lead Independent Trustee John L. Harrington William A. Lamkin John G. Murray Independent Trustee Independent Trustee Managing Trustee Adam D. Portnoy Chair of the Board & Managing Trustee Senior Management Todd W. Hargreaves Brian E. Donley President and Chief Investment Officer Chief Financial Officer and Treasurer Contact Information Investor Relations Inquiries Service Properties Trust Financial, investor and media inquiries should be directed to: Two Newton Place Kristin Brown, Director, Investor Relations at 255 Washington Street/Suite 300 (617) 796-8232, or kbrown@rmrgroup.com. Newton, MA 02458-1634 (t) (617) 964-8389 (email) info@svcreit.com (website) www.svcreit.com Investor Information RETURN TO TABLE OF CONTENTS Sonesta Resort Hilton Head, SC

Research Coverage

SERVICE PROPERTIES TRUST

Equity Research Coverage [1]

B. Riley Securities, Inc.
Bryan Maher
(646) 885-5423
bmaher@brileyfin.com

Oppenheimer & Co. Inc.
Tyler Batory
(212) 667-7230
tyler.batory@opco.com

Wells Fargo Securities
Dori Kesten
(617) 603-4233
dori.kesten@wellsfargo.com

Rating Agencies [1]

Moody's Investors Service
Reed Valutas
(212) 553-4169
reed.valutas@moodys.com

S&P Global
Alan Zigman
(416) 507-2556
alan.zigman@spglobal.com

Senior Unsecured Debt Ratings

Standard & Poor's: B+ (Outlook: Negative)/BB*
Moody's: B1 (Outlook: Negative)/ Ba3*

* BB/ Ba3 rating assigned to guaranteed Senior Unsecured Notes.

(1) SVC is followed by the analysts and its publicly held debt is rated by the rating agencies listed above. Please note that any opinions, estimates or forecasts regarding SVC's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of SVC or its management. SVC does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

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Supplemental Q2 2022 5

Key Financial Data

SERVICE PROPERTIES TRUST

(dollars in thousands, except per share data)

	As of and For the Three Months Ended				
	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
Selected Balance Sheet Data:					
Total gross assets	$ 11,222,613	$ 12,438,367	$ 12,434,974	$ 12,852,602	$ 12,845,383
Total assets	$ 8,331,559	$ 9,017,072	$ 9,153,315	$ 9,334,831	$ 9,415,735
Total liabilities	$ 6,886,687	$ 7,582,773	$ 7,598,009	$ 7,581,089	$ 7,601,084
Total shareholders' equity	$ 1,444,872	$ 1,434,299	$ 1,555,306	$ 1,753,742	$ 1,814,651
Selected Income Statement Data:					
Total revenues	$ 515,777	$ 393,764	$ 421,375	$ 437,099	$ 375,936
Net income (loss)	$ 11,350	$ (119,822)	$ (198,793)	$ (59,714)	$ (91,110)
FFO	$ 87,031	$ (4,831)	$ (8,545)	$ 40,376	$ 19,151
Normalized FFO	$ 89,158	$ (3,409)	$ 27,936	$ 43,781	$ 25,840
Adjusted EBITDAre	$ 181,873	$ 90,106	$ 118,997	$ 137,324	$ 118,577
Per Common Share Data (basic and diluted):					
Net income (loss)	$ 0.07	$ (0.73)	$ (1.21)	$ (0.36)	$ (0.55)
FFO	$ 0.53	$ (0.03)	$ (0.05)	$ 0.25	$ 0.12
Normalized FFO	$ 0.54	$ (0.02)	$ 0.17	$ 0.27	$ 0.16
Dividend Data:					
Annualized dividends paid per share during the period	$ 0.04	$ 0.04	$ 0.04	$ 0.04	$ 0.04
Annualized dividend yield (at end of period)	0.8 %	0.5 %	0.4 %	0.4 %	0.3 %
Normalized FFO payout ratio	7.4 %	(50.0)%	5.9 %	3.7 %	6.3 %


Sonesta Simply Suites
Renton, WA

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Supplemental Q2 2022
6

Supplemental Q2 2022 7 June 30, 2022 December 31, 2021 ASSETS Real estate properties: Land $ 1,918,840 $ 1,918,385 Buildings, improvements and equipment 7,771,855 8,307,248 Total real estate properties, gross 9,690,695 10,225,633 Accumulated depreciation (2,891,054) (3,281,659) Total real estate properties, net 6,799,641 6,943,974 Acquired real estate leases and other intangibles, net 267,904 283,241 Assets held for sale 68,034 515,518 Cash and cash equivalents 635,204 944,043 Restricted cash 64,901 3,375 Equity method investments 109,682 62,687 Investment in equity securities 40,840 61,159 Due from related persons 59,204 48,168 Other assets, net 286,149 291,150 Total assets $ 8,331,559 $ 9,153,315 LIABILITIES AND SHAREHOLDERS' EQUITY Revolving credit facility $ 800,000 $ 1,000,000 Senior unsecured notes, net 5,649,650 6,143,022 Accounts payable and other liabilities 425,118 433,448 Due to related persons 11,919 21,539 Total liabilities 6,886,687 7,598,009 Commitments and contingencies Shareholders' equity: Common shares of beneficial interest, $.01 par value; 200,000,000 shares authorized; 165,138,455 and 165,092,333 shares issued and outstanding, respectively 1,651 1,651 Additional paid in capital 4,553,848 4,552,558 Cumulative other comprehensive income 829 779 Cumulative net income available for common shareholders 2,527,188 2,635,660 Cumulative common distributions (5,638,644) (5,635,342) Total shareholders' equity 1,444,872 1,555,306 Total liabilities and shareholders' equity $ 8,331,559 $ 9,153,315 Condensed Consolidated Balance Sheets (dollars in thousands, except share data) RETURN TO TABLE OF CONTENTS TA 065 - Seymour Seymour, IN

Supplemental Q2 2022 8 Three Months Ended June 30, Six Months Ended June 30, 2022 2021 2022 2021 Revenues: Hotel operating revenues (1) $ 418,984 $ 280,135 $ 716,390 $ 449,088 Rental income (2) 96,793 95,801 193,151 188,018 Total revenues 515,777 375,936 909,541 637,106 Expenses: Hotel operating expenses (1)(3) 325,194 243,183 615,537 438,536 Other operating expenses 3,179 4,376 5,650 8,109 Depreciation and amortization 100,520 121,677 204,633 246,045 General and administrative 12,665 13,480 24,452 25,821 Transaction related costs (4) 743 6,151 1,920 25,785 Loss on asset impairment, net (5) 3,048 899 8,548 2,110 Total expenses 445,349 389,766 860,740 746,406 Gain on sale of real estate, net (6) 38,851 10,849 44,399 10,840 Unrealized gains (losses) on equity securities, net (7) (10,059) 2,500 (20,319) (3,981) Interest income 1,021 225 1,294 282 Interest expense (including amortization of debt issuance costs and debt discounts and premiums of $5,021 and $4,891, $10,934 and $9,247 respectively) (89,820) (91,378) (182,164) (180,769) Loss on early extinguishment of debt (8) (791) — (791) — Income (loss) before income taxes and equity in losses of an investee 9,630 (91,634) (108,780) (282,928) Income tax expense (473) (211) (1,168) (1,064) Equity in losses of an investee (9) 2,193 735 1,476 (2,108) Net income (loss) $ 11,350 $ (91,110) $ (108,472) $ (286,100) Weighted average common shares outstanding (basic and diluted) 164,677 164,506 164,672 164,502 Net income (loss) per common share (basic and diluted) $ 0.07 $ (0.55) $ (0.66) $ (1.74) (amounts in thousands, except per share data) Condensed Consolidated Statements of Income (Loss) RETURN TO TABLE OF CONTENTS See accompanying notes on page 11.

Calculation of FFO and Normalized FFO

SERVICE PROPERTIES TRUST

(amounts in thousands, except per share data)

		For the Three Months Ended					For the For the Six Months Ended	
		6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	6/30/2022	6/30/2021
Net income (loss)		$ 11,350	$ (119,822)	$ (198,793)	$ (59,714)	$ (91,110)	$ (108,472)	$ (286,100)
Add (Less):	Depreciation and amortization	100,520	104,113	115,757	124,163	121,677	204,633	246,045
	Loss on asset impairment, net [5]	3,048	5,500	76,510	–	899	8,548	2,110
	Gain on sale of real estate, net [6]	(38,851)	(5,548)	(588)	(94)	(10,849)	(44,399)	(10,840)
	Unrealized (gains) losses on equity securities, net [7]	10,059	10,260	(2,168)	(24,348)	(2,500)	20,319	3,981
	Adjustments to reflect our share of FFO attributable to an investee [9]	905	666	737	369	1,034	1,571	1,499
FFO		87,031	(4,831)	(8,545)	40,376	19,151	82,200	(43,305)
Add (Less):	Loss on early extinguishment of debt [8]	791	–	–	–	–	791	–
	Adjustments to reflect our share of Normalized FFO attributable to an investee [9]	593	245	651	256	538	838	1,363
	Transaction related costs [4]	743	1,177	35,830	3,149	6,151	1,920	25,785
Normalized FFO		$ 89,158	$ (3,409)	$ 27,936	$ 43,781	$ 25,840	$ 85,749	$ (16,157)
Weighted average shares outstanding (basic and diluted)		164,677	164,667	164,667	164,590	164,506	164,672	164,502
Basic and diluted per share common share amounts:								
Net income (loss)		$ 0.07	$ (0.73)	$ (1.21)	$ (0.36)	$ (0.55)	$ (0.66)	$ (1.74)
FFO		$ 0.53	$ (0.03)	$ (0.05)	$ 0.25	$ 0.12	$ 0.50	$ (0.26)
Normalized FFO		$ 0.54	$ (0.02)	$ 0.17	$ 0.27	$ 0.16	$ 0.52	$ (0.10)

See accompanying notes on page 11.

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Supplemental Q2 2022 9

Calculation of EBITDA, EBITDAre and Adjusted EBITDAre

SERVICE PROPERTIES TRUST

(dollars in thousands)

		For the Three Months Ended					For the For the Six Months Ended	
		6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	6/30/2022	6/30/2021
Net income (loss)		$ 11,350	$ (119,822)	$ (198,793)	$ (59,714)	$ (91,110)	$ (108,472)	$ (286,100)
Add (Less):	Interest expense	89,820	92,344	92,494	92,458	91,378	182,164	180,769
	Income tax (benefit) expense	473	695	(1,950)	(55)	211	1,168	1,064
	Depreciation and amortization	100,520	104,113	115,757	124,163	121,677	204,633	246,045
EBITDA		202,163	77,330	7,508	156,852	122,156	279,493	141,778
Add (Less):	Loss on asset impairment, net [5]	3,048	5,500	76,510	–	899	8,548	2,110
	Gain on sale of real estate, net [6]	(38,851)	(5,548)	(588)	(94)	(10,849)	(44,399)	(10,840)
	Adjustments to reflect our share of EBITDAre attributable to an investee [9]	2,074	680	781	464	1,116	2,754	1,659
EBITDAre		168,434	77,962	84,211	157,222	113,322	246,396	134,707
Add (less):	Unrealized (gains) losses on equity securities, net [7]	10,059	10,260	(2,168)	(24,348)	(2,500)	20,319	3,981
	Loss on early extinguishment of debt [8]	791	–	–	–	–	791	–
	Adjustments to reflect our share of Adjusted EBITDAre attributable to an investee [9]	1,014	280	651	256	538	1,294	1,363
	Transaction related costs [4]	743	1,177	35,830	3,149	6,151	1,920	25,785
	General and administrative expense paid in common shares [10]	832	462	473	1,045	1,066	1,294	1,445
Adjusted EBITDAre		$ 181,873	$ 90,141	$ 118,997	$ 137,324	$ 118,577	$ 272,014	$ 167,281

See accompanying notes on page 11.

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Supplemental Q2 2022 10

Supplemental Q2 2022 11 Notes to Condensed Consolidated Statements of Income (Loss) and Calculations of FFO, Normalized FFO, EBITDA, EBITDAre, Adjusted EBITDAre and Hotel EBITDA (dollar in thousands) RETURN TO TABLE OF CONTENTS (1) As of June 30, 2022, we owned 247 hotels. Our condensed consolidated statements of income (loss) include hotel operating revenues and expenses of our managed hotels. (2) We reduced rental income by $1,712 and $299 for the three months ended June 30, 2022 and 2021, respectively, and reduced rental income by $3,685 and $2,181 for the six months ended June 30, 2022 and 2021, respectively, to record scheduled rent changes under certain of our leases, the deferred rent obligations under our leases with TravelCenters of America Inc., or TA, and the estimated future payments to us under our leases with TA for the cost of removing underground storage tanks on a straight-line basis. (3) When managers of our hotels are required to fund the shortfalls of owner’s priority return under the terms of our management agreements or their guarantees, we reflect such fundings in our condensed consolidated statements of income (loss) as a reduction of hotel operating expenses. There were no net reductions to hotel operating expenses during the three and six months ended June 30, 2022. The net reductions to hotel operating expenses were $5,306 and $15,696 for the three and six months ended June 30, 2021, respectively. (4) Transaction related costs for the three months ended June 30, 2022 and March 31, 2022 of $743 and $1,177, respectively, primarily consisted of costs related to our exploration of possible financing transactions. Transaction related costs for the three months ended December 31, 2021 of $35,830 primarily consisted of working capital advances we previously funded under our agreements with Marriott International Inc., or Marriott, and InterContinental Hotels Group, plc, or IHG, that we expensed as a result of the amounts no longer expected to be recoverable. Transaction related costs for the three months ended September 30, 2021 of $3,149 are primarily related to legal costs related to our arbitration proceeding with Marriott. Transaction related costs for the three months ended June 30, 2021 included $3,700 of working capital we previously funded under our agreement with Hyatt Hotels Corporation, or Hyatt, that we expensed as a result of the amount no longer expected to be recoverable, $1,110 of legal costs related to our arbitration proceeding with Marriott and $1,341 of hotel manager transition costs and for the three months ended March 31, 2021 includes $19,635 of hotel manager transition related costs resulting from the rebranding of 88 hotels during the period. (5) We recorded a loss on asset impairment of $3,048 to reduce the carrying value of two hotels and four net lease properties to their estimated fair value less costs to sell during the three months ended June 30, 2022, $5,500 to reduce the carrying value of 25 hotels during the three months ended March 31, 2022, $76,510 to reduce the carrying value of 35 net lease properties and 21 hotels to their estimated fair value less costs to sell during the three months ended December 31, 2021, $899 during the three months ended June 30, 2021 to reduce the carrying value of two net lease properties to their estimated fair value less costs to sell and $1,211 during the three months ended March 31, 2021 to reduce the carrying value of two net lease properties to their estimated fair value less costs to sell. (6) We recorded a $38,851 net gain on sale of real estate during the three months ended June 30, 2022 in connection with the sale of 51 hotels and 11 net lease properties. We recorded a $5,548 net gain on sale of real estate during the three months ended March 31, 2022 in connection with the sale of five hotels and two net lease properties, a $588 net gain on sale of real estate during the three months ended December 31, 2021 in connection with the sale of one hotel and six net lease properties, a $94 net gain on sale of real estate during the three months ended September 30, 2021 in connection with the sale of two net lease properties, a $10,849 net gain on sale of real estate during the three months ended June 30, 2021 in connection with the sale of six hotels and two net lease properties and a $9 net loss on sale of real estate during the three months ended March 31, 2021 in connection with the sale of one net lease property. (7) Unrealized gain or loss on equity securities, net represents the adjustment required to adjust the carrying value of our investment in shares of TA common stock to their fair value. (8) We recorded a $791 loss on extinguishment of debt during the three months ended June 30, 2022 related to the write off of deferred financing costs and unamortized discounts relating to our amendment to our revolving credit facility and the repayment of $500,000 of unsecured senior notes. (9) Represents our proportionate share from our equity investment in Sonesta. (10) Amounts represent the equity compensation for our Trustees, officers and certain other employees of our manager. (11) Various percentages of total sales at certain of our hotels are escrowed as reserves for future renovations or refurbishments, or FF&E reserve escrows. We own all the FF&E reserve escrows for our hotels. (12) We are amortizing a liability we recorded for the fair value of our initial investment in Sonesta as a reduction to hotel operating expenses in our condensed consolidated statements of income (loss). We reduced hotel operating expenses by $621 for each of the three months ended June 30, 2022 and 2021, and $1,242 for each of the six months ended June 30, 2022 and 2021, respectively, for this liability.

Debt Summary

SERVICE PROPERTIES TRUST

As of June 30, 2022
(dollars in thousands)

	Interest Rate	Principal Balance	Maturity Date	Due at Maturity	Years to Maturity
Floating Rate Debt:					
$800,00,000 revolving credit facility (1)(2)	3.690 %	$ 800,000	1/15/23	$ 800,000	0.5
Unsecured Fixed Rate Debt:					
Senior unsecured notes due 2023	4.500 %	$ 500,000	6/15/23	$ 500,000	1.0
Senior unsecured notes due 2024	4.650 %	350,000	3/15/24	350,000	1.7
Senior unsecured notes due 2024	4.350 %	825,000	10/1/24	825,000	2.3
Senior unsecured notes due 2025	4.500 %	350,000	3/15/25	350,000	2.7
Senior unsecured notes due 2025 (3)	7.500 %	800,000	9/15/25	800,000	3.2
Senior unsecured notes due 2026	5.250 %	350,000	2/15/26	350,000	3.6
Senior unsecured notes due 2026	4.750 %	450,000	10/1/26	450,000	4.3
Senior unsecured notes due 2027	4.950 %	400,000	2/15/27	400,000	4.6
Senior unsecured notes due 2027 (3)	5.500 %	450,000	12/15/27	450,000	5.5
Senior unsecured notes due 2028	3.950 %	400,000	1/15/28	400,000	5.5
Senior unsecured notes due 2029	4.950 %	425,000	10/1/29	425,000	7.3
Senior unsecured notes due 2030	4.375 %	400,000	2/15/30	400,000	7.6
Subtotal / weighted average	5.071 %	5,700,000		5,700,000	3.9
Total / weighted average (4)	4.901 %	$ 6,500,000		$ 6,500,000	3.5

(1) We are required to pay interest on borrowings under our revolving credit facility at a rate of LIBOR plus a premium of 250 basis points per annum, subject to an interest rate floor of 0.50%. We also pay a facility fee of 30 basis points per annum on the total amount of lending commitments under our revolving credit facility. Both the interest rate premium and facility fee are subject to adjustment based upon changes to our credit ratings. The interest rate listed above is as of June 30, 2022. Subject to the payment of an extension fee and meeting certain other conditions, we may extend the maturity date by an additional six month period.

(2) We have provided equity pledges on certain of our property owning subsidiaries and provided first mortgage liens on 73 properties owned by the pledged subsidiaries to secure our obligations under the credit agreement governing out credit facility.

(3) The notes are guaranteed by certain of our subsidiaries.

(4) The carrying value of our total debt of $6,449,650 as of June 30, 2022 is net of unamortized discounts and premiums and certain issuance costs totaling $50,350.

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Supplemental Q2 2022 12

Supplemental Q2 2022 13 (1) Represents amounts outstanding under our revolving credit facility at June 30, 2022. Subject to the payment of an extension fee and meeting certain other conditions, we may extend the maturity date by an additional six month period. $ (M ill io ns ) $— $500 $1,175 $1,150 $800 $850 $400 $425 $400 $— $800 Fixed Rate Debt Revolving Credit Facility 2022 2023 2024 2025 2026 2027 2028 2029 2030 0 250 500 750 1,000 1,250 1,500 Debt Maturity Schedule As of June 30, 2022 RETURN TO TABLE OF CONTENTS (1) Sonesta ES Suites Carmel Mountain San Diego, CA

Leverage Ratios, Coverage Ratios and Public Debt Covenants

	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
	As of and For the Three Months Ended				
Leverage Ratios:					
Net debt / total gross assets	52.3 %	51.7 %	50.3 %	48.9 %	48.9 %
Net debt / gross book value of real estate assets and cash and cash equivalents	54.7 %	53.4 %	51.9 %	50.8 %	50.7 %
Secured debt / total assets	2.0 %	0.3 %	0.6 %	0.9 %	1.1 %
Variable rate debt / Net debt	13.6 %	16.1 %	16.0 %	15.9 %	15.9 %
Coverage Ratios:					
Rolling four-quarter Adjusted EBITDAre / rolling four-quarter interest expense	1.4x	1.3x	1.2x	1.0x	1.0x
Net debt / rolling four-quarter Adjusted EBITDAre [1]	11.1x	13.4x	14.8x	17.0x	18.7x
	As of and For the Trailing Twelve Months Ended				
	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
Public Debt Covenants:					
Maintenance Covenant					
Total unencumbered assets / unsecured debt - required minimum 150%	169.2 %	170.4 %	176.3 %	179.5 %	179.1 %
Incurrence Covenants					
Total debt / adjusted total assets - allowable maximum 60.0%	57.9 %	58.3 %	56.4 %	55.5 %	55.6 %
Secured debt / adjusted total assets - allowable maximum 40.0%	7.1 %	8.1 %	7.8 %	7.7 %	7.7 %
Consolidated income available for debt service / debt service - required minimum 1.50x	1.59x	1.32x	1.20x	1.06x	1.00x


Royal Sonesta Harbor Court Baltimore
Baltimore, MD

(1) The ratio of net debt to annualized adjusted EBITDAre for the three months ended June 2022 was 8.1x.

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Supplemental Q2 2022 14

Capital Expenditures and Restricted Cash Activity

SERVICE PROPERTIES TRUST

(dollars in thousands)

Capital Expenditures

	For the Three Months Ended				
	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
Hotel capital improvements & FF&E Reserve fundings [1]	$ 17,517	$ 28,144	$ 30,010	$ 19,384	$ 24,167
Net lease capital improvements	3,190	740	402	403	227
Total capital improvements & FF&E Reserve fundings	$ 20,707	$ 28,884	$ 30,412	$ 19,787	$ 24,394

Restricted Cash

	As of and For the Three Months Ended				
	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
Total restricted cash (beginning of period)	$ 2,963	$ 3,375	$ 1,657	$ 1,295	$ 5,096
Manager deposits into FF&E Reserve	2,425	1,408	1,312	1,393	2,485
SVC fundings into FF&E Reserve:					
Marriott	–	–	75	69	250
Hyatt	–	–	–	–	–
Radisson	–	–	–	–	–
Hotel improvements funded from FF&E Reserve	(1,072)	(787)	(702)	(1,100)	(6,536)
FF&E reserves (end of period)	4,316	3,996	2,342	1,657	1,295
Hotel manager release of FF&E Reserve to SVC	–	–	–	–	–
Proceeds from asset sales deposited into revolving credit facility collateral account, net	60,585	(1,033)	1,033	–	–
Total restricted cash (end of period)	$ 64,901	$ 2,963	$ 3,375	$ 1,657	$ 1,295


Dine-In Theatres
AMC Theaters
Phoenix, AZ

(1) Includes amounts we funded into our FF&E reserves and amounts directly reimbursed to our hotel managers for capital expenditures.

RETURN TO TABLE OF CONTENTS
Supplemental Q2 2022 15

Property Acquisitions and Dispositions Information Since January 1, 2022

SERVICE PROPERTIES TRUST

(dollars in thousands, except per sq. ft. data)

ACQUISITIONS:

We have not acquired any properties since January 1, 2022.

DISPOSITIONS:

Month Disposed	Properties	Property Type	Brand	Location	Rooms or Suites/ Square Footage	Sales Price [1]	Average Sales Price per Room or Suite / Square Foot
January 2022	1	Hotel	Sonesta ES Suites	Dallas, TX	295	$ 19,000	$ 64
March 2022	1	Hotel	Simply Suites	Horsham, PA	110	4,000	36
	1	Hotel	Sonesta Hotels and Resorts	Gwinnett, GA	381	23,250	61
	1	Hotel	Sonesta ES Suites	Oklahoma City, OK	136	7,124	52
	1	Hotel	Sonesta Select	Fort Worth, TX	138	6,800	49
	2	Net Lease	Vacant	TX, WI	6,960	5,350	1
April 2022	4	Hotel	Simply Suites	KS, NJ, TX	466	24,919	53
	9	Hotel	Sonesta ES Suites	FL, GA, MA, MI, NJ, PA, TX, WA	1,161	124,550	107
	2	Hotel	Sonesta Select	GA, IL	274	10,500	38
	1	Net Lease	Vacant	Caldwell, TX	15,086	3,028	201
May 2022	5	Hotel	Simply Suites	TN, TX	563	37,550	67
	12	Hotel	Sonesta ES Suites	AL, IL, NE, OH, TN, TX	1,404	101,420	72
	4	Hotel	Sonesta Select	AZ, MA, NC, TX	486	29,900	62
	7	Net Lease	Vacant	AR, IA, KS, TX, WY	72,969	3,691	51
June 2022	3	Hotel	Simply Suites	KS, MI, NJ	312	15,250	49
	8	Hotel	Sonesta ES Suites	MA, MD, MN, MO, NJ, OH, VT	939	59,105	63
	4	Hotel	Sonesta Select	AL, IL, NJ, TX	514	24,500	48
	3	Net Lease	Vacant	IA, KY, MI	20,477	995	49
July 2022	3	Hotel	Sonesta Select	DE, GA, SC	383	21,500	56
	4	Net Lease	Vacant	IA, IL, OK, TN	10,216	710	69
	76				7,562 / 125,708	$ 523,142	$67/$101

(1) Represents cash sale price and excludes closing related costs.

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Supplemental Q2 2022 16

Supplemental Q2 2022 17 Portfolio Composition Net lease 45.0% Hotel 55.0% Number of Properties Hotel Properties 247 Number of hotel rooms 41,166 Net Lease Properties 775 Square feet 13,406,568 Total Properties 1,022 Average hotel property size 167 rooms Average net lease property size 17,299 sq. feet Investments Diversification Facts Hotels $ 6,228,900 Tenants/Operators 181 Net Lease Properties 5,101,106 Brands 145 Total Investments $ 11,330,006 Industries 21 States 47 Geographical Diversification CA 12% TX 8% IL 6% GA 6% FL 5% AZ 4% OH 4% LA 3% PA 3% MO 3% Other 46% (37 States, DC, PR, ON) Portfolio Summary As of June 30, 2022 (dollars in thousands) RETURN TO TABLE OF CONTENTS (1) Based on investment (1) (1) Royal Sonesta New Orleans New Orleans, LA

Consolidated Portfolio Diversification by Industry

SERVICE PROPERTIES TRUST

As of June 30, 2022
(dollars in thousands)

	Industry	No. of Properties	Rooms/ Square Footage		Investments	Percent of Total Investment
1.	Hotels	247	41,166	$	6,228,900	55.0%
2.	Travel Centers	182	5,238,765		3,352,096	29.6%
3.	Restaurants-Quick Service	226	681,495		301,088	2.7%
4.	Restaurants-Casual Dining	53	415,547		192,170	1.7%
5.	Movie Theaters	22	1,152,845		190,725	1.7%
6.	Health and Fitness	13	873,258		185,458	1.6%
7.	Grocery Stores	19	1,020,819		129,219	1.1%
8.	Medical, Dental Office, Hospitals, Clinics	72	439,810		121,963	1.1%
9.	Automotive Equipment & Services	64	219,107		98,473	0.9%
10.	Home Leisure	14	542,666		98,242	0.9%
11.	Other	26	361,066		68,644	0.6%
12.	Entertainment	4	199,853		61,436	0.5%
13.	Automotive Dealers	8	177,433		58,166	0.5%
14.	General Merchandise Stores	5	406,786		56,321	0.5%
15.	Educational Services	9	220,758		55,647	0.5%
16.	Miscellaneous Manufacturing	6	708,772		29,837	0.3%
17.	Building Materials, Wholesale Trade	26	424,998		28,987	0.3%
18.	Car Washes	5	41,456		28,658	0.3%
19.	Vacant	17	126,553		21,916	0.2%
20.	Sporting Goods	3	120,847		17,595	0.2%
21.	Furniture	1	33,734		4,465	–%
	Total	1,022	41,166 / 13,406,568	$	11,330,006	100.0%



Sonesta Fort Lauderdale Beach, Fort Lauderdale, FL

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Supplemental Q2 2022 18

Supplemental Q2 2022 19 Investments State Total Property Count Hotel Count Net Lease Count Total ($000s) % of Total Hotel ($000s) Hotel % of Total Net Lease ($000s) Net Lease % of Total California 58 36 22 $ 1,352,723 11.9% $ 1,079,901 17.3% $ 272,822 5.3 % Texas 77 21 56 878,076 7.8% 365,321 5.9% 512,756 10.1 % Illinois 69 10 59 704,310 6.2% 412,246 6.6% 292,064 5.7 % Georgia 92 18 74 691,187 6.1% 420,694 6.8% 270,494 5.3 % Florida 59 11 48 514,245 4.5% 266,095 4.3% 248,149 4.9 % Arizona 39 14 25 466,875 4.1% 221,356 3.6% 245,519 4.8 % Ohio 46 5 41 450,799 4.0% 119,529 1.9% 331,270 6.5 % Louisiana 15 3 12 377,151 3.3% 245,446 3.9% 131,705 2.6 % Pennsylvania 36 8 28 376,233 3.3% 173,023 2.8% 203,210 4.0 % Missouri 30 5 25 294,668 2.6% 167,398 2.7% 127,270 2.5 % Top 10 521 131 390 6,106,267 53.8% 3,471,009 55.8% 2,635,259 51.7 % Other (1) 501 116 385 5,223,739 46.2% 2,757,891 44.2% 2,465,847 48.3 % Total 1,022 247 775 $ 11,330,006 100.0% $ 6,228,900 100.0% $ 5,101,106 100.0% (1) Consists of properties in 37 different states with an average investment of $10,427. Consolidated Portfolio by Geographic Diversification As of June 30, 2022 (dollars in thousands) RETURN TO TABLE OF CONTENTS Royal Sonesta Kaua'i Resort Lihue Lihue, HI

Hotel Portfolio by Brand

As of June 30, 2022
(dollars in thousands, except per room or suite data)

Brand	Service Level	Chain Scale	Number of Hotels	Percent of Total Number of Hotels	Number of Rooms or Suites	Percent of Total Number of Rooms or Suites	Investment	Percent of Total Hotel Investment	Investment Per Room or Suite
Royal Sonesta Hotels®	Full Service	Upper Upscale	17	6.9 %	5,663	13.8 %	$ 1,852,338	29.7 %	$ 327
Sonesta Hotels & Resorts®	Full Service	Upscale	23	9.3 %	7,364	17.9 %	1,169,816	18.8 %	159
Sonesta ES Suites®	Extended Stay	Upper Midscale	61	24.7 %	7,739	18.8 %	1,076,427	17.3 %	139
Sonesta Select®	Select Service	Upscale	52	21.1 %	7,476	18.2 %	763,474	12.2 %	102
Sonesta Simply Suites®	Extended Stay	Midscale	52	21.1 %	6,588	16.0 %	565,071	9.1 %	86
Hyatt Place®	Select Service	Upscale	17	6.9 %	2,107	5.1 %	246,250	4.0 %	117
Courtyard by Marriott®	Select Service	Upscale	13	5.3 %	1,813	4.4 %	172,301	2.8 %	95
Radisson® Hotels & Resorts	Full Service	Upscale	5	2.0 %	1,149	2.8 %	159,707	2.6 %	139
Crowne Plaza®	Full Service	Upscale	1	0.4 %	495	1.2 %	123,366	2.0 %	249
Country Inns & Suites® by Radisson	Full Service	Upper Midscale	3	1.2 %	430	1.0 %	54,076	0.8 %	126
Residence Inn by Marriott®	Extended Stay	Upscale	3	1.1 %	342	0.8 %	46,074	0.7 %	126
Total/Average Hotels			247	100.0 %	41,166	100.0 %	$ 6,228,900	100.0 %	$ 132

RETURN TO TABLE OF CONTENTS Supplemental Q2 2022 20

Hotel Operating Statistics by Service Level - Comparable Hotels

SERVICE PROPERTIES TRUST

Brand	Service Level	No. of Hotels	No. of Rooms or Suites	Occupancy Three Months Ended June 30, 2022	2021	Change	ADR Three Months Ended June 30, 2022	2021	Change	RevPAR Three Months Ended June 30, 2022	2021	Change
Sonesta	Full Service	22	7,145	67.7 %	51.2 %	16.5 Pts	$ 157.45	$ 129.76	21.3 %	$ 106.59	$ 66.44	60.4 %
Royal Sonesta [(1)]	Full Service	16	5,291	59.3 %	37.4 %	21.9 Pts	246.52	181.35	35.9 %	146.19	67.82	115.6 %
Radisson Hotel	Full Service	5	1,149	70.0 %	48.8 %	21.2 Pts	137.48	100.45	36.9 %	96.24	49.02	96.3 %
Crowne Plaza	Full Service	1	495	61.2 %	52.5 %	8.7 Pts	132.72	109.70	21.0 %	81.22	57.59	41.0 %
Country Inn and Suites	Full Service	3	430	69.8 %	53.6 %	16.2 Pts	138.36	104.07	32.9 %	96.58	55.78	73.1 %
Full Service Total / Average		47	14,510	64.6 %	46.1 %	18.5 Pts	184.51	140.91	30.9 %	119.19	64.96	83.5 %
Sonesta Select [(1)]	Select Service	52	7,476	53.6 %	40.1 %	13.5 Pts	119.11	97.75	21.9 %	63.84	39.20	62.9 %
Hyatt Place	Select Service	17	2,107	74.6 %	65.2 %	9.4 Pts	121.34	98.24	23.5 %	90.52	64.05	41.3 %
Courtyard	Select Service	13	1,813	61.7 %	53.4 %	8.3 Pts	123.05	98.80	24.5 %	75.92	52.76	43.9 %
Select Service Total / Average		82	11,396	58.8 %	46.9 %	11.9 Pts	120.30	98.07	22.7 %	70.74	45.99	53.8 %
Sonesta ES Suites	Extended Stay	61	7,739	73.9 %	70.5 %	3.4 Pts	126.91	100.64	26.1 %	93.79	70.95	32.2 %
Sonesta Simply Suites	Extended Stay	51	6,490	76.6 %	72.7 %	3.9 Pts	86.08	69.47	23.9 %	65.94	50.50	30.6 %
Residence Inn	Extended Stay	3	342	70.7 %	56.4 %	14.3 Pts	123.28	107.52	14.7 %	87.16	60.64	43.7 %
Extended Stay Total / Average		115	14,571	75.0 %	71.2 %	3.8 Pts	108.43	86.58	25.2 %	81.32	61.64	31.9 %
		244	40,477	66.7 %	55.4 %	11.3 Pts	$ 137.57	$ 105.54	30.3 %	$ 91.76	$ 58.47	56.9 %

All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers' or tenants' operating data.

(1) Includes operating data for periods prior to when certain hotels were managed by Sonesta.

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Supplemental Q2 2022 21

Hotel Operating Statistics by Service Level - Comparable Hotels

SERVICE PROPERTIES TRUST

Brand	Service Level	No. of Hotels	No. of Rooms or Suites	Occupancy Six Months Ended June 30, 2022	Occupancy 2021	Occupancy Change	ADR Six Months Ended June 30, 2022	ADR 2021	ADR Change	RevPAR Six Months Ended June 30, 2022	RevPAR 2021	RevPAR Change
Sonesta [(1)]	Full Service	22	7,145	59.9 %	41.3 %	18.6 Pts	$ 151.74	$ 122.28	24.1 %	$ 90.89	$ 50.50	80.0 %
Royal Sonesta [(1)]	Full Service	16	5,291	48.5 %	29.9 %	18.6 Pts	233.16	169.79	37.3 %	113.08	50.77	122.7 %
Radisson Hotel	Full Service	5	1,149	63.8 %	43.4 %	20.4 Pts	132.73	96.16	38.0 %	84.68	41.73	102.9 %
Crowne Plaza	Full Service	1	495	52.4 %	44.3 %	8.1 Pts	128.02	103.32	23.9 %	67.08	45.77	46.6 %
Country Inn and Suites	Full Service	3	430	61.1 %	42.0 %	19.1 Pts	125.08	95.36	31.2 %	76.42	40.05	90.8 %
Full Service Total / Average		47	14,510	55.8 %	37.4 %	18.4 Pts	174.40	132.04	32.1 %	97.32	49.38	97.1 %
Sonesta Select [(1)]	Select Service	52	7,476	47.7 %	32.9 %	14.8 Pts	113.36	93.88	20.7 %	54.07	30.89	75.0 %
Hyatt Place	Select Service	17	2,107	66.7 %	56.4 %	10.3 Pts	117.73	92.36	27.5 %	78.53	52.09	50.8 %
Courtyard	Select Service	13	1,813	52.9 %	45.3 %	7.6 Pts	116.02	92.19	25.8 %	61.37	41.76	47.0 %
Select Service Total / Average		82	11,396	52.1 %	39.2 %	12.9 Pts	114.83	93.17	23.2 %	59.83	36.52	63.8 %
Sonesta ES Suites [(1)]	Extended Stay	61	7,739	70.0 %	62.3 %	7.7 Pts	121.07	98.12	23.4 %	84.75	61.13	38.6 %
Sonesta Simply Suites [(1)]	Extended Stay	51	6,490	71.2 %	64.1 %	7.1 Pts	83.16	67.56	23.1 %	59.21	43.31	36.7 %
Residence Inn	Extended Stay	3	342	63.5 %	50.1 %	13.4 Pts	115.90	102.84	12.7 %	73.60	51.52	42.9 %
Extended Stay Total / Average		115	14,571	70.4 %	62.8 %	7.6 Pts	104.03	84.32	23.4 %	73.24	52.95	38.3 %
		244	40,477	60.0 %	47.1 %	12.9 Pts	$ 129.82	$ 99.99	29.8 %	$ 77.89	$ 47.10	65.4 %

All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers' or tenants' operating data.

(1) Includes operating data for periods prior to when certain hotels were managed by Sonesta.

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Supplemental Q2 2022 22

Hotel Operating Statistics by Service Level - All Hotels[1]

SERVICE PROPERTIES TRUST

Brand	Service Level	No. of Hotels	No. of Rooms or Suites	Occupancy Three Months Ended June 30, 2022	Occupancy 2021	Occupancy Change	ADR Three Months Ended June 30, 2022	ADR 2021	ADR Change	RevPAR Three Months Ended June 30, 2022	RevPAR 2021	RevPAR Change
Sonesta	Full Service	23	7,364	67.7 %	51.8 %	15.9 Pts	$ 157.45	$ 129.76	21.3 %	$ 106.59	$ 67.22	58.6 %
Royal Sonesta [2]	Full Service	17	5,663	59.6 %	37.1 %	22.5 Pts	245.75	180.86	35.9 %	146.47	67.10	118.3 %
Radisson Hotel	Full Service	5	1,149	70.0 %	48.8 %	21.2 Pts	137.48	100.45	36.9 %	96.24	49.02	96.3 %
Crowne Plaza	Full Service	1	495	61.2 %	52.5 %	8.7 Pts	132.72	109.70	21.0 %	81.22	57.59	41.0 %
Country Inn and Suites	Full Service	3	430	69.8 %	53.6 %	16.2 Pts	138.36	104.07	32.9 %	96.58	55.78	73.1 %
Full Service Total / Average		49	15,101	64.6 %	46.1 %	18.5 Pts	185.80	141.02	31.8 %	120.03	65.01	84.6 %
Sonesta Select [2]	Select Service	52	7,476	53.6 %	40.1 %	13.5 Pts	119.11	97.75	21.9 %	63.84	39.20	62.9 %
Hyatt Place	Select Service	17	2,107	74.6 %	65.2 %	9.4 Pts	121.34	98.24	23.5 %	90.52	64.05	41.3 %
Courtyard	Select Service	13	1,813	61.7 %	53.4 %	8.3 Pts	123.05	98.80	24.5 %	75.92	52.76	43.9 %
Select Service Total / Average		82	11,396	58.8 %	46.9 %	11.9 Pts	120.30	98.07	22.7 %	70.74	45.99	53.8 %
Sonesta ES Suites	Extended Stay	61	7,739	73.9 %	70.5 %	3.4 Pts	126.91	100.64	26.1 %	93.79	70.95	32.2 %
Sonesta Simply Suites	Extended Stay	52	6,588	75.8 %	72.9 %	2.9 Pts	86.08	69.36	24.1 %	65.25	50.56	29.1 %
Residence Inn	Extended Stay	3	342	70.7 %	56.4 %	14.3 Pts	123.28	107.52	14.7 %	87.16	60.64	43.7 %
Extended Stay Total / Average		116	14,669	74.7 %	71.3 %	3.4 Pts	108.43	86.40	25.5 %	81.00	61.60	31.5 %
		247	41,166	66.6 %	55.4 %	11.2 Pts	$ 138.43	$ 105.49	31.2 %	$ 92.19	$ 58.44	57.8 %

All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers' or tenants' operating data.

(1) Results of all hotels owned as of June 30, 2022. Excludes the results of hotels sold during the periods presented.
(2) Includes operating data for periods prior to when certain hotels were managed by Sonesta.

RETURN TO TABLE OF CONTENTS

Supplemental Q2 2022 23

Hotel Operating Statistics by Service Level - All Hotels[1]

SERVICE PROPERTIES TRUST

Brand	Service Level	No. of Hotels	No. of Rooms or Suites	Occupancy Six Months Ended June 30, 2022	Occupancy 2021	Occupancy Change	ADR Six Months Ended June 30, 2022	ADR 2021	ADR Change	RevPAR Six Months Ended June 30, 2022	RevPAR 2021	RevPAR Change
Sonesta [2]	Full Service	23	7,364	59.9 %	41.3 %	18.6 Pts	$ 151.74	$ 122.28	24.1 %	$ 90.89	$ 50.50	80.0 %
Royal Sonesta [2]	Full Service	17	5,663	48.4 %	29.8 %	18.6 Pts	232.60	169.63	37.1 %	112.58	50.55	122.7 %
Radisson Hotel	Full Service	5	1,149	63.8 %	43.4 %	20.4 Pts	132.73	96.16	38.0 %	84.68	41.73	102.9 %
Crowne Plaza	Full Service	1	495	52.4 %	44.3 %	8.1 Pts	128.02	103.32	23.9 %	67.08	45.77	46.6 %
Country Inn and Suites	Full Service	3	430	61.1 %	42.0 %	19.1 Pts	125.08	95.36	31.2 %	76.42	40.05	90.8 %
Full Service Total / Average		49	15,101	55.5 %	37.3 %	18.2 Pts	175.48	132.14	32.8 %	97.39	49.29	97.6 %
Sonesta Select [2]	Select Service	52	7,476	47.7 %	32.9 %	14.8 Pts	113.36	93.88	20.7 %	54.07	30.89	75.0 %
Hyatt Place	Select Service	17	2,107	66.7 %	56.4 %	10.3 Pts	117.73	92.36	27.5 %	78.53	52.09	50.8 %
Courtyard	Select Service	13	1,813	52.9 %	45.3 %	7.6 Pts	116.02	92.19	25.8 %	61.37	41.76	47.0 %
Select Service Total / Average		82	11,396	52.1 %	39.2 %	12.9 Pts	114.83	93.17	23.2 %	59.83	36.52	63.8 %
Sonesta ES Suites [2]	Extended Stay	61	7,739	70.0 %	62.3 %	7.7 Pts	121.07	98.12	23.4 %	84.75	61.13	38.6 %
Sonesta Simply Suites [2]	Extended Stay	52	6,588	70.4 %	64.3 %	6.1 Pts	83.16	67.44	23.3 %	58.54	43.36	35.0 %
Residence Inn	Extended Stay	3	342	63.5 %	50.1 %	13.4 Pts	115.90	102.84	12.7 %	73.60	51.52	42.9 %
Extended Stay Total / Average		116	14,669	70.0 %	62.9 %	7.1 Pts	104.03	84.13	23.7 %	72.82	52.92	37.6 %
		247	41,166	59.8 %	47.1 %	12.7 Pts	$ 130.50	$ 99.90	30.6 %	$ 78.04	$ 47.05	65.9 %

All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers' or tenants' operating data.

(1) Results of all hotels owned as of June 30, 2022. Excludes the results of hotels sold during the periods presented.

(2) Includes operating data for periods prior to when certain hotels were managed by Sonesta.

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Supplemental Q2 2022 24

Calculation and Reconciliation of Hotel EBITDA - Comparable Hotels

SERVICE PROPERTIES TRUST

(dollars in thousands)

	Three Months Ended 6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	For the Six Months Ended 6/30/2022	6/30/2021
Number of hotels	244	244	244	244	244	244	244
Room revenues	$ 334,569	$ 228,809	$ 238,092	$ 260,082	$ 215,180	$ 563,378	$ 344,762
Food and beverage revenues	43,363	25,061	30,348	24,925	18,388	68,424	26,184
Other revenues	17,182	12,387	12,736	13,411	12,170	29,570	19,915
Hotel operating revenues - comparable hotels	395,114	266,257	281,176	298,418	245,738	661,372	390,861
Rooms expenses	98,006	77,262	78,649	80,501	70,502	175,268	119,232
Food and beverage expenses	31,208	22,104	25,253	20,252	15,075	53,312	23,709
Other direct and indirect expenses	128,056	112,805	110,031	110,650	94,834	240,861	193,345
Management fees	14,734	10,258	11,032	10,957	9,156	24,992	13,454
Real estate taxes, insurance and other	29,801	32,255	25,037	25,773	27,368	62,056	54,696
FF&E reserves [11]	2,600	1,794	1,236	1,411	1,117	4,394	1,847
Hotel operating expenses - comparable hotels	304,405	256,478	251,238	249,544	218,052	560,883	406,283
Hotel EBITDA	$ 90,709	$ 9,779	$ 29,938	$ 48,874	$ 27,686	$ 100,489	$ (15,422)
Hotel EBITDA Margin	23.0 %	3.7 %	10.6 %	16.4 %	11.3 %	15.2 %	(4.0)%
Hotel operating revenues (GAAP) [1]	$ 418,984	$ 297,406	$ 317,215	$ 338,375	$ 280,135	$ 716,390	$ 449,088
Add (less)							
Hotel operating revenues from non-comparable hotels	(23,870)	(31,149)	(36,039)	(39,957)	(34,397)	(55,018)	(58,227)
Hotel operating revenues - comparable hotels	$ 395,114	$ 266,257	$ 281,176	$ 298,418	$ 245,738	$ 661,372	$ 390,861
Hotel operating expenses (GAAP) [1]	$ 325,194	$ 290,343	$ 286,968	$ 285,233	$ 243,183	$ 615,537	$ 438,536
Add (less)							
Hotel operating expenses from non-comparable hotels	(24,010)	(36,280)	(37,587)	(37,721)	(32,175)	(59,669)	(50,419)
Reduction for security deposit and guaranty fundings, net [3]	—	—	—	—	5,306	—	—
FF&E reserves from managed hotel operations [11]	2,600	1,794	1,236	1,411	1,117	4,394	1,847
Other [12]	621	621	621	621	621	621	621
Hotel operating expenses - comparable hotels	$ 304,405	$ 256,478	$ 251,238	$ 249,544	$ 218,052	$ 560,883	$ 406,283

See accompanying notes on page 11.

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Supplemental Q2 2022 25

Calculation and Reconciliation of Hotel EBITDA - All Hotels

(dollars in thousands)

	For the Three Months Ended					For the Six Months Ended	
	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	6/30/2022	6/30/2021
Number of hotels	*247*	*298*	*303*	*304*	*310*	*247*	*310*
Room revenues	$ 357,117	$ 258,620	$ 272,458	$ 298,607	$ 248,618	$ 615,737	$ 401,346
Food and beverage revenues	44,256	25,902	31,503	25,822	18,933	70,158	27,105
Other revenues	17,611	12,884	13,254	13,946	12,584	30,495	20,637
Hotel operating revenues	418,984	297,406	317,215	338,375	280,135	716,390	449,088
Rooms expenses	106,982	88,743	90,705	93,035	80,910	195,725	137,488
Food and beverage expenses	32,333	23,234	26,768	21,415	15,659	55,567	24,701
Other direct and indirect expenses	136,099	127,017	126,208	125,080	107,533	263,116	207,298
Management fees	15,240	11,332	11,869	12,710	10,661	26,572	15,899
Real estate taxes, insurance and other	35,161	40,638	32,039	33,614	34,347	75,799	70,088
FF&E reserves [11]	3,172	1,222	1,236	1,411	1,135	4,394	1,899
Hotel operating expenses	328,987	292,186	288,825	287,265	250,245	621,173	457,373
Hotel EBITDA	$ 89,997	$ 5,220	$ 28,390	$ 51,110	$ 29,890	$ 95,217	$ (8,285)
Hotel EBITDA Margin	21.5 %	1.8 %	8.9 %	15.1 %	10.7 %	13.3 %	(1.8)%
Hotel operating expenses (GAAP) [1]	$ 325,194	$ 290,343	$ 286,968	$ 285,233	$ 243,183	$ 615,537	$ 438,536
Add (less)							
Reduction for security deposit and guaranty fundings, net [3]	—	—	—	—	5,306	—	15,696
FF&E reserves from managed hotel operations [11]	3,172	1,222	1,236	1,411	1,135	4,394	1,899
Other [12]	621	621	621	621	621	1,242	1,242
Hotel operating expenses	$ 328,987	$ 292,186	$ 288,825	$ 287,265	$ 250,245	$ 621,173	$ 457,373

See accompanying notes on page 11.

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Supplemental Q2 2022 26

Net Lease Portfolio by Brand

As of June 30, 2022
(dollars in thousands)

	Brand	No. of Buildings	Square Feet	Investment	Percent of Total Investment	Annualized Minimum Rent	Percent of Total Annualized Minimum Rent	Rent Coverage
1.	TravelCenters of America	134	3,720,693	$ 2,289,189	44.9 %	$ 168,012	45.1 %	2.55x
2.	Petro Stopping Centers	45	1,470,004	1,021,226	20.0 %	78,099	21.0 %	2.29x
3.	AMC Theatres	11	575,967	102,580	2.0 %	7,305	2.0 %	1.01x
4.	The Great Escape	14	542,666	98,242	1.9 %	7,140	1.9 %	7.79x
5.	Life Time Fitness	3	420,335	92,617	1.8 %	5,770	1.6 %	1.81x
6.	Buehler's Fresh Foods	5	502,727	76,536	1.5 %	5,657	1.5 %	5.90x
7.	Heartland Dental	59	234,274	61,120	1.2 %	4,629	1.2 %	4.42x
8.	Norms	10	63,490	53,673	1.1 %	3,232	0.9 %	0.70x
9.	Express Oil Change	23	83,825	49,724	1.0 %	3,717	1.0 %	4.34x
10.	Regal Cinemas	6	266,546	44,476	0.9 %	3,736	1.0 %	0.70x
11.	Pizza Hut	39	164,298	43,982	0.9 %	3,290	0.9 %	1.72x
12.	Pilot Travel Centers	3	48,069	41,681	0.8 %	3,215	0.9 %	4.55x
13.	Courthouse Athletic Club	4	193,659	39,688	0.8 %	1,850	0.5 %	1.75x
14.	Fleet Farm	1	218,248	37,802	0.7 %	2,675	0.7 %	1.75x
15.	Church's Chicken	44	58,401	35,370	0.7 %	2,385	0.6 %	1.90x
16.	Big Al's	2	111,912	35,214	0.7 %	2,336	0.6 %	0.85x
17.	B&B Theaters	4	261,300	34,369	0.7 %	2,625	0.7 %	0.13x
18.	America's Auto Auction	6	72,338	34,314	0.7 %	3,216	0.9 %	5.86x
19.	Burger King	21	68,710	34,289	0.7 %	2,079	0.6 %	2.11x
20.	Hardee's	19	62,792	31,844	0.6 %	2,120	0.6 %	2.34x
21.	Martin's	16	81,909	31,144	0.6 %	2,252	0.6 %	2.44x
22.	Arby's	19	57,868	29,166	0.6 %	1,723	0.5 %	4.18x
23.	Creme de la Creme	4	81,929	29,131	0.6 %	2,429	0.7 %	1.22x
24.	Mister Car Wash	5	41,456	28,658	0.6 %	2,170	0.6 %	1.83x
25.	Popeye's Chicken & Biscuits	20	45,708	28,434	0.6 %	1,972	0.5 %	3.43x
26.	Other [1]	258	3,957,444	696,637	13.4 %	48,486	12.9 %	4.06x
	Total	775	13,406,568	$ 5,101,106	100.0 %	$ 372,120	100.0 %	2.80x


TACO BELL

1201 S. Mission Street
Mount Pleasant, MI

(1) Consists of 109 distinct brands with an average investment of $2,700 per building.

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Supplemental Q2 2022 27

Net Lease Portfolio by Industry

SERVICE PROPERTIES TRUST

As of June 30, 2022
(dollars in thousands)

	Industry	No. of Buildings	Square Feet	Investment	Percent of Total Investment	Annualized Minimum Rent	Percent of Total Annualized Minimum Rent	Rent Coverage
1.	Travel Centers	182	5,238,766	$ 3,352,096	65.7%	$ 249,303	67.0%	2.49x
2.	Restaurants-Quick Service	226	681,495	301,088	5.9%	20,354	5.5%	2.72x
3.	Restaurants-Casual Dining	53	415,547	192,170	3.8%	11,525	3.1%	2.38x
4.	Movie Theaters	22	1,152,845	190,725	3.7%	14,266	3.8%	0.78x
5.	Health and Fitness	13	873,258	185,458	3.6%	10,629	2.9%	1.89x
6.	Grocery Stores	19	1,020,819	129,219	2.5%	9,191	2.5%	5.46x
7.	Home Goods and Leisure	20	628,864	120,552	2.4%	9,103	2.4%	6.56x
8.	Medical, Dental Office	71	401,810	109,014	2.1%	8,737	2.3%	3.41x
9.	Automotive Equipment & Services	64	219,107	98,473	1.9%	7,144	1.9%	3.18x
10.	Entertainment	4	199,853	61,436	1.2%	4,292	1.2%	2.56x
11.	Automotive Dealers	8	177,433	58,166	1.1%	4,716	1.3%	6.17x
12.	General Merchandise Stores	5	406,786	56,321	1.1%	3,892	1.0%	3.12x
13.	Educational Services	9	220,758	55,647	1.1%	4,451	1.2%	1.41x
14.	Miscellaneous Manufacturing	6	708,772	29,837	0.6%	2,228	0.6%	17.27x
15.	Building Materials	28	439,690	31,906	0.6%	2,685	0.7%	6.68x
16.	Car Washes	5	41,456	28,658	0.6%	2,170	0.6%	1.83x
17.	Drug Stores and Pharmacies	7	67,423	19,251	0.4%	1,258	0.3%	1.45x
18.	Sporting Goods	3	120,847	17,595	0.3%	967	0.3%	5.70x
19.	Legal Services	5	25,429	11,362	0.2%	1,033	0.3%	1.89x
20.	Dollar Stores	3	27,593	2,971	0.1%	189	0.1%	2.62x
21.	Other [1]	5	211,464	27,245	0.5%	3,987	1.0%	4.49x
22.	Vacant	17	126,553	21,916	0.4%	–	–%	–x
	Total	775	13,406,568	$ 5,101,106	100.0%	$ 372,120	100.0%	2.80x


Arby's

44905 Mound Road
Sterling Heights, MI

(1) Consists of miscellaneous businesses with an average investment of $5,449 per building.

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Supplemental Q2 2022 28

Net Lease Portfolio by Tenant (Top 10)

SERVICE PROPERTIES TRUST

As of June 30, 2022
(dollars in thousands)

	Tenant	Brand Affiliation	No. of Buildings	Square Feet	Investment	Percent of Total Investment	Annualized Minimum Rent	Percent of Total Annualized Minimum Rent	Weighted Average Lease Term	Rent Coverage
1.	TravelCenters of America Inc.[1]	TravelCenters of America / Petro Stopping Centers	179	5,190,697	$ 3,310,415	64.9 %	$ 246,110	66.1 %	10.56	2.46x
2.	American Multi-Cinema, Inc.	AMC Theatres	11	575,967	102,580	2.0 %	7,305	2.0 %	2.90	1.01x
3.	Universal Pool Co., Inc.	The Great Escape	14	542,666	98,242	1.9 %	7,140	1.9 %	5.17	7.79x
4.	Healthy Way of Life II, LLC	Life Time Fitness	3	420,335	92,617	1.8 %	5,770	1.6 %	13.01	1.81x
5.	Styx Acquisition, LLC	Buehler's Fresh Foods	5	502,727	76,536	1.5 %	5,657	1.5 %	13.35	5.90x
6.	Professional Resource Development, Inc.	Heartland Dental	59	234,274	61,120	1.2 %	4,629	1.2 %	3.75	4.42x
7.	Norms Restaurants, LLC	Norms	10	63,490	53,673	1.1 %	3,232	0.9 %	23.02	2.34x
8.	Express Oil Change, L.L.C.	Express Oil Change	23	83,825	49,724	1.0 %	3,717	1.0 %	12.76	4.34x
9.	Regal Cinemas, Inc.	Regal Cinemas	6	266,546	44,476	0.9 %	3,736	1.0 %	7.09	0.70x
10.	Pilot Travel Centers LLC	Flying J Travel Plaza	3	48,069	41,681	0.8 %	3,215	0.9 %	6.48	4.55x
	Sub-total, Top 10		313	7,928,596	3,931,064	77.1 %	290,511	78.1 %	9.72	2.75x
11.	Other[2]	Various	462	5,323,105	1,170,043	22.9 %	81,609	21.9 %	7.83	2.60x
	Total		775	13,251,701	$ 5,101,107	100.0 %	$ 372,120	100.0 %	8.96	2.80x

(1) TA is our largest tenant. As of June 30, 2022, we leased 179 travel centers (134 under the TravelCenters of America brand and 45 under the Petro Stopping Centers brand) to a subsidiary of TA under five master leases that expire in 2029, 2031, 2032, 2033 and 2035, respectively. TA has two renewal options for 15 years each for each lease for all of the travel centers under the lease. In addition to the payment of our minimum rent, these leases provide for payment to us of percentage rent based on increases in total non-fuel revenues over base levels (3.5% of non-fuel revenues above threshold amounts defined in the leases). TA's remaining deferred rent obligation of $13,211 is due in quarterly installments of $4,404 through January 31, 2023.
(2) Consists of 166 tenants with an average investment of $7,048.

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Supplemental Q2 2022 29

Supplemental Q2 2022 30 Year (1) Square Feet Annualized Minimum Rent Expiring Percent of Total Annualized Minimum Rent Expiring Cumulative % of Total Annualized Minimum Rent Expiring 2022 168,131 1,903 0.5% 0.5% 2023 309,471 2,669 0.7% 1.2% 2024 769,082 11,152 3.0% 4.2% 2025 436,043 8,911 2.4% 6.6% 2026 1,080,336 12,171 3.3% 9.9% 2027 1,104,615 13,733 3.7% 13.6% 2028 551,971 9,398 2.5% 16.1% 2029 1,343,309 48,453 13.0% 29.1% 2030 138,590 4,159 1.1% 30.2% 2031 1,313,222 48,857 13.1% 43.4% 2032 1,276,610 53,442 14.4% 57.7% 2033 1,176,430 52,612 14.1% 71.9% 2034 122,877 3,995 1.1% 72.9% 2035 2,234,644 80,285 21.6% 94.5% 2036 552,708 7,529 2.0% 96.5% 2037 35,103 464 0.1% 96.7% 2038 44,484 1,116 0.3% 97.0% 2039 134,901 3,214 0.9% 97.8% 2040 115,142 2,406 0.6% 98.5% 2041 223,043 2,264 0.6% 99.1% 2042 57,499 155 —% 99.1% 2043 — — —% 99.1% 2044 — — —% 99.1% 2045 63,490 3,232 0.9% 100.0% Total 13,251,701 372,120 100.0% Weighted Average Lease Term 9.0 years 10.0 years (1) The year of lease expiration is pursuant to contract terms. Net Lease Portfolio - Expiration Schedule As of June 30, 2022 (dollars in thousands) RETURN TO TABLE OF CONTENTS 1055 Sugarbush Drive Ashland, OH

Supplemental Q2 2022 31 As of and For the Three Months Ended 6/30/2022 3/31/2022 12/31/2021 9/30/2021 6/30/2021 Properties (end of period) 775 786 788 794 796 Total square feet 13,406,568 13,515,100 13,522,060 13,574,656 13,587,068 Square feet leased 13,251,701 13,185,809 13,266,385 13,332,049 13,380,458 Percentage leased 98.8% 97.6% 98.1% 98.2% 98.5 % As of and For the Three Months Ended 6/30/2022 3/31/2022 12/31/2021 9/30/2021 6/30/2021 Vacant properties beginning of period 29 30 32 30 18 Vacant property sales / leased (12) (3) (2) (1) (1) Lease terminations — 2 — 3 13 Vacant properties end of the period 17 29 30 32 30 Net Lease Portfolio - Occupancy Summary As of June 30, 2022 RETURN TO TABLE OF CONTENTS 10642 South Memorial Drive Bixby, OK

Supplemental Q2 2022 32 Non-GAAP Financial Measures We present certain “non-GAAP financial measures” within the meaning of the applicable Securities and Exchange Commission, or SEC, rules, including FFO, Normalized FFO, EBITDA, Hotel EBITDA, Adjusted Hotel EBITDA, EBITDAre and Adjusted EBITDAre. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income (loss) as presented in our condensed consolidated statements of income (loss). We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss). We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of Hotel EBITDA, reflecting only those income and expense items that are generated and incurred at the hotel level may help both investors and management to understand the operations of our hotels. FFO and Normalized FFO: We calculate funds from operations, or FFO, and Normalized FFO as shown on page 9. FFO is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is net income (loss), calculated in accordance with GAAP, excluding any gain or loss on sale of properties and loss on impairment of real estate assets, if any, plus real estate depreciation and amortization, less any unrealized gains and losses on equity securities, as well as adjustments to reflect our share of FFO attributable to an investee and certain other adjustments currently not applicable to us. In calculating Normalized FFO, we adjust for the items shown on page 9. FFO and Normalized FFO are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to satisfy our REIT distribution requirements, limitations in our credit agreement and public debt covenants, the availability to us of debt and equity capital, our distribution rate as a percentage of the trading price of our common shares, or dividend yield, and to the dividend yield of other REITs, our expectation of our future capital requirements and operating performance and our expected needs for and availability of cash to pay our obligations. Other real estate companies and REITs may calculate FFO and Normalized FFO differently than we do. EBITDA, EBITDAre and Adjusted EBITDAre: We calculate earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, and Adjusted EBITDAre as shown on page 10. EBITDAre is calculated on the basis defined by Nareit, which is EBITDA, excluding gains and losses on the sale of real estate, loss on impairment of real estate assets, if any, and adjustments to reflect our share of EBITDAre attributable to an investee. In calculating Adjusted EBITDAre, we adjust for the items shown on page 10. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do. Hotel EBITDA: We calculate Hotel EBITDA as hotel operating revenues less hotel operating expenses of all managed and leased hotels, prior to any adjustments required for presentation in our condensed consolidated statements of income (loss) in accordance with GAAP. We believe that Hotel EBITDA provides useful information to management and investors as a key measure of the profitability of our hotel operations. Other Definitions Adjusted Total Assets and Total Unencumbered Assets: Adjusted total assets and total unencumbered assets include original cost of real estate assets calculated in accordance with GAAP before impairment write-downs, if any, and exclude depreciation and amortization, accounts receivable and intangible assets. Annualized Dividend Yield: Annualized dividend yield is the annualized dividend paid during the period divided by the closing price of our common shares at the end of the period. Average Daily Rate: ADR represents rooms revenue divided by the total number of room nights sold in a given period. ADR provides useful insight on pricing at our hotels and is a measure widely used in the hotel industry. Chain Scale: As characterized by STR, a data benchmark and analytics provider for the lodging industry. Comparable Hotels Data: We present RevPAR, ADR and occupancy for the periods presented on a comparable basis to facilitate comparisons between periods. We generally define comparable hotels as those that we owned on June 30, 2022 and were open and operating since the beginning of the earliest period being compared. For the periods presented, our comparable results excluded three hotels that had suspended operations during part of the periods presented. Consolidated Income Available for Debt Service: Consolidated income available for debt service, as defined in our debt agreements, is earnings from operations excluding interest expense, unrealized gains and losses on equity securities, depreciation and amortization, loss on asset impairment, unrealized appreciation on assets held for sale, gains and losses on early extinguishment of debt, gains and losses on sales of property and amortization of deferred charges. Debt: Debt amounts reflect the principal balance as of the date reported. Net debt means total debt less unrestricted cash and cash equivalents as of the date reported. Non-GAAP Financial Measures and Certain Definitions RETURN TO TABLE OF CONTENTS

Supplemental Q2 2022 33 FF&E Reserve: Various percentages of total sales at certain of our hotels are escrowed as reserves for future renovations or refurbishments, or FF&E reserve escrows. We own all the FF&E reserve escrows for our hotels. FF&E Reserve Deposits Not Funded by Hotel Operations: The operating agreements for our hotels generally provide that, if necessary, we will provide FF&E funding in excess of escrowed reserves. To the extent we make such fundings, our contractual owner's priority returns or rents generally increase by a percentage of the amounts we fund. Gross Book Value of Real Estate Assets: Gross book value of real estate assets is real estate properties at cost plus acquisition related costs, if any, before purchase price allocations, less impairment write-downs, if any. Hotel EBITDA Margin: is Hotel EBITDA as a percentage of hotel operating revenues. Investment: We define hotel investment as historical cost of our properties plus capital improvements funded by us less impairment write-downs, if any, and excludes capital improvements made from FF&E reserves funded from hotel operations that do not result in increases in owner's priority return or rents. We define net lease investment as historical cost of our properties plus capital improvements funded by us less impairment write-downs, if any. Occupancy: Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels. Occupancy is an important measure of the utilization rate and demand of our hotels. Owner's priority return: Each of our management agreements or leases with hotel operators provides for payment to us of an annual owner's priority return or minimum rent, respectively. Certain of these minimum payment amounts are secured by full or limited guarantees. In addition, certain of our hotel management agreements provide for payment to us of additional amounts to the extent of available cash flows as defined in the management agreement. Payments of these additional amounts are not guaranteed. Each of our agreements with our net lease tenants provides for payment to us of minimum rent. Certain of these minimum payment amounts are secured by full or limited guarantees. Annualized minimum rent amounts represent cash rent amounts due to us and exclude adjustments, if any, necessary to record scheduled rent changes under certain of our leases, the deferred rent obligations payable to us under our leases with TA and the estimated future payments to us under our TA leases for the cost of removing underground storage tanks at our travel centers on a straight line basis or any reimbursement of expenses paid by us. Rent Coverage: We define rent coverage as earnings before interest, taxes, depreciation, amortization and rent, or EBITDAR, divided by the annual minimum rent due to us weighted by the minimum rent of the property to total minimum rents of the net lease portfolio. EBITDAR amounts used to determine rent coverage are generally for the latest twelve-month period reported based on the most recent operating information, if any, furnished by the tenant. Operating statements furnished by the tenant often are unaudited and, in certain cases, may not have been prepared in accordance with GAAP and are not independently verified by us. Tenants that do not report operating information are excluded from the rent coverage calculations. In instances where we do not have financial information for the most recent quarter from our tenants, we have calculated an implied EBITDAR for the 2022 second quarter using industry benchmark data to reflect current operating trends. We believe using this industry benchmark data provides a reasonable estimate of recent operating results and rent coverage for those tenants. Revenue per Available Room: RevPAR represents rooms revenue divided by the total number of room nights available to guests for a given period. RevPAR is an industry metric correlated to occupancy and ADR and helps measure revenue performance over comparable periods. Total Gross Assets: Total gross assets is total assets plus accumulated depreciation. Non-GAAP Financial Measures and Certain Definitions (Continued) RETURN TO TABLE OF CONTENTS

Supplemental Q2 2022 34 This supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “will,” “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon our forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Warning Concerning Forward-Looking Statements RETURN TO TABLE OF CONTENTS